UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 20, 2004
                                                  ------------------------------

                           STRATEGIC ACQUISITIONS, INC
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-28963                 13-3506506
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)            Identification  No.)


                         5O East 42nd Street, Suite 1805
                                New York, New York                      10017
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                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number: (212) 682-5058
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         (Former name or former address, if changed since last report.)


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ITEM 4.  Changes in Registrant's Certifying Accountant.

         Strategic Acquisitions, Inc. Board of Directors received notification from Mayer Rispler & Company, P.C., it's independent accountant who was engaged as the principal accountant to audit the registrant's financial statements that the firm has decided to cease its SEC practice effective immediately due to excessive professional liability insurance premiums. Such notification advised that the firm will be unable to perform the 2003 audit (see Exhibit 16.1).

         A second communication to the Board of Directors advised there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures (see
         Exhibit 16.2).

ITEM 7.  Financial Statements and Exhibits.

         Exhibit 16.1      Mayer Rispler & Company, P.C. letter dated
                           January 20, 2004.

         Exhibit 16.2      Mayer Rispler & Company, P.C. letter dated
                           January 23, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    STRATEGIC ACQUISITIONS, INC.
                                                    ----------------------------
                                                            (Registrant)

Date January 26, 2004


                                                    /s/ Richard S. Kaye
                                                    ----------------------------
                                                        Richard S. Kaye
                                                        President &
                                                        Principal Financial
                                                        Officer